UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

October 24, 2023
Date of Report (Date of earliest event reported)
___________________________

CervoMed Inc.
(Exact name of registrant as specified in its charter)
___________________________
Delaware	001-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02216
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01         Regulation FD Disclosure.

Peer-Reviewed Journal Publications

On October 24, 2023, CervoMed Inc. (the “Company”) issued a press release announcing the publication of two articles that support advancing neflamapimod as a potential disease-modifying treatment for Dementia with Lewy Bodies (“DLB”) and Alzheimer’s Disease, including (i) the final publication in Neurology® of an article previously announced by the Company on September 6, 2023 and (ii) a Research Highlight Article in Molecular Neurodegeneration. The press release is attached hereto as Exhibit 99.1.

CTAD Presentation

On October 25, 2023, the Company issued a press release announcing a presentation highlighting learnings from its Phase 2a clinical trial of neflamapimod in DLB at the 16th annual Clinical Trial in Alzheimer’s Disease (“CTAD”) conference, held October 24-27, 2023, in Boston, Massachusetts. A copy of the press release is attached hereto as Exhibit 99.2 and a copy of the presentation presented at the CTAD conference is attached hereto as Exhibit 99.3.

Corporate Presentation

Certain information concerning the business, clinical studies, development plans, financial position and related matters of the Company has been made available on our website, www.cervomed.com, under the heading, “Investors – Events and Presentations” and a copy of which is attached as Exhibit 99.4 hereto. Representatives of the Company may use this presentation, in whole or in part, and possibly with non-material modifications, periodically in connection with conferences, meetings, and presentations to investors, analysts and others.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The Company makes no admission or representation as to the materiality of any information in the presentations, in the press releases, or otherwise contained in this Current Report on Form 8-K. The information in this Current Report on Form 8-K and the exhibits thereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, unless the Company specifically incorporates such information by reference in a document filed under the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits relating to Item 7.01 are furnished and not filed:

Exhibit No.	Description

99.1	Press Release, issued October 24, 2023.
99.2	Press Release, issued October 25, 2023.
99.3	Presentation, dated October 25, 2023.
99.4	Corporate Presentation of CervoMed Inc. dated October 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2023	CervoMed Inc.

	By:	/s/ John J. Alam
	Name:	John J. Alam
	Title:	Chief Executive Officer